CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of The GKM Funds.



                                                /s/   Tait, Weller & Baker LLP



Philadelphia, Pennsylvania
September 26, 2005